Delivering Innovation. Where It’s Needed. January 2019 Exhibit 99.2

Forward-Looking Statements Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and Securities Exchange Act of 1934, as amended (“Exchange Act”), including, without limitation,  statements regarding our outlook for financial performance, sales force growth, clinical studies, approval of new products and indications and the receipt of reimbursement coverage. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Securities Act and the Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, including those risks and uncertainties discussed under “Risk Factors” in our 10-K filing dated February 28, 2018 and subsequent quarterly filings with the SEC. All information in this presentation is as of the date of this presentation, and we undertake no duty to update this information unless required by law.

Intersect ENT Opportunity LARGE MARKET $3B+ TAM in US for Chronic Sinusitis GROWTH DRIVERS Expanded Salesforce PRODUCT PIPELINE Enrolling ASCENDTM RCT for Drug-Coated Sinus Balloon FINANCIAL STRENGTH GM 79% (Q318) Cash Balance $104M (Q318**) REVENUE ($M) * Preliminary estimate based on currently available information. Has not been audited or reviewed by our independent registered public accounting firm and is subject to quarter-end closing adjustments, and actual results may differ. ** Cash Balance is balance of cash, cash equivalents and investments. UNIQUE PRODUCTS Four PMA/NDA Approved Drug Releasing Implants $108.3 - 108.5M

Dedicated to Transforming ENT Care 1 in 8 Adults Top 10 Most Costly Condition for US Employers 25 work days lost per year per patient Focus on Chronic Sinusitis Providing innovative, clinically meaningful therapies

PROPEL & SINUVA: Innovative & Clinically Proven 1ST DRUG RELEASING IMPLANTS FOR CHRONIC SINUSITIS Local Delivery, Mechanical Spacing, Bioabsorbable Improving Surgical Outcomes Managing Recurrent Disease FAMILY

OFFICE HOSPITAL / ASC Portfolio Extending Across Chronic Sinusitis Indications and Care Settings Frontal Maxillary Ethmoid

Large Patient Population and Market * Company estimates. ~2M Patients, $3B TAM Early Stage (Office) Advanced (Surgery) Continuing (Office) PATIENTS 800,000 540,000 635,000 TAM $1.1B $0.8B $1.3B Addressing CS Across the Continuum of Care

Commitment to Evidence-Based Innovation 14 Prospective Clinical Studies 40 Centers in US > 900 Patients Pilot (PROPEL) 43 Patients 4 Sites ADVANCE 50 Patients 7 Sites ADVANCE II 105 Patients 11 Sites PROGRESS (mini) 80 Patients 11 Sites PROGRESS (Contour) 80 Patients 12 Sites EXCEED (Contour) 15 Patients 2 Sites RESOLVE pk 5 Patients 1 Site RESOLVE pilot 12 Patients 4 Sites RESOLVE 100 Patients 18 Sites RESOLVE II 300 Patients 40 Sites 3 PROPEL In-Office Studies 80 Patients 2 Sites ENCORE 50 Patients 12 Sites FAMILY

FAMILY Improving Surgical Outcomes

PROPEL Family 3 Surgical Products to Improve Outcomes Advanced into Surgically Enlarged Sinus Cavity OPENS Self-Expanding Implant Conforms to and Holds Open Sinus DELIVERS Sustained, Targeted Delivery of Steroid Over 30 Days MAINTAINS Opening by Reducing Post-Operative Inflammation and Scarring MULTIPLE SINUSES

Approved for Placement in Ethmoid Sinus Only Device Used in Sinus Surgery Backed by Level 1a Evidence 35% Reduction in Post-Operative Intervention PROPEL and PROPEL Mini Clinically Proven Outcomes Meta-analysis: Han JK, Marple BF, Smith TL et al. Int Forum Allergy Rhinol, Vol. 2, No. 4, July/August 2012 ETHMOID SINUS POST-OPERATIVE INTERVENTION p=0.0008 35% INFLAMMATION (POLYPOSIS) p<0.0001 46% NEED FOR ORAL STEROIDS p=0.0023 40% SCARRING (ADHESIONS) p=0.0013 70% META-ANALYSIS 200+ Patient Prospective, Randomized, Blinded, Multi-Center Trials

intersect ENT

PROPEL Contour

Clinically Proven Outcomes


FRONTAL AND
MAXILLARY SINUSES

BENEFITS

- Designed for Patients in Surgical or Office Setting of Care
- Enhances Physician Choice: Smaller Size, Unique Hourglass Shape, Flexible Applicator

CONTOUR STUDY

80 Patient Prospective, Randomized, Blinded, Multi-Center Trial

Post-operative Intervention*	Oral Steroid Intervention**	Occlusion/ Restenosis**	Surgical Intervention**
65%	35%	63%	73%
p=0.0023	p=0.1094	P<0.0001	p=0.0078

Luong A, et al., JAMA Otolaryngology–Head & Neck Surgery, Published online November 2, 2017.

*Judged by an independent reviewer. ** Judged by clinical investigators. The p-values for the secondary endpoints adjusted for multiplicity.

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GROWTH DRIVERS Leverage expanded salesforce (~140 reps) Continue PROPEL Contour Roll-out Add New Accounts Expand Physician Usage PROPEL FAMILY Continuing Commercial Traction 1 in 8 Sinus Surgeries ~ 50% of Accounts TODAY 1 in 3 ENTs ~ 280,000 Patients Treated As of Q4, 2018

intersect ENT

PROPEL Family

Strong Value Proposition

- Drugs
- Repair of Turbinate Lateralization
- Surgical Adhesion Lysis
- Polypectomy
- Revision Surgery

PROPEL®



REIMBURSEMENT IN PLACE

Covered through Hospital Facility Fee Reimbursement

COST EFFECTIVENESS STUDY[1]

Placement of PROPEL following FESS **"is a cost-effective intervention for preventing a postoperative intervention within 60 days after surgery."**

BUDGET IMPACT MODEL[2]

Use of PROPEL is **"expected to save the plan money"**

Focus on Higher Quality of Care with Lower Overall Cost

[1] Rudmik L and Smith TL. Economic Evaluation of a Steroid-Eluting Sinus Implant following Endoscopic Sinus Surgery for Chronic Rhinosinusitis. Otolaryngol Head Neck Surg. 2014 May 5;151(2):359-366.

[2] Rudmik L, Mallow P, Swetha, P and Rizzo, J. Budget Impact Analysis of Bioabsorbable Drug Eluting Sinus Implants for Endoscopic Sinus Surgery; International Society of Pharmocoeconomics Outcomes and Research, 2015.

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Designed to Deliver

Designed for Patients Who Have Had Prior Surgery Dilates Obstructed Cavity Delivers~4x Steroid (vs. PROPEL) Over 90 Days 100% Patient Compliance OVERVIEW ETHMOID SINUS SINUVA Office Treatment for Recurrent CRS/Polyps Ethmoid Sinus Pre-implant Immediately Post-implant 6 Weeks Post-implant

NDA Approved December 2017 4 Studies Conducted in over 400 patients Targeted Commercial Launch Q218 SINUVA Clinically Proven Outcomes ETHMOID SINUS 300 Patient Prospective, Randomized, Blinded, Multi-Center Trial CO-PRIMARY and KEY SECONDARY ENDPOINTS MET Reduction in Bilateral Polyp Grade (p=0.0073) Improvement in Nasal Obstruction/Congestion (p=0.0074) Reduction in Proportion of Patients Indicated for Repeat FESS, Reduction in Ethmoid Obstruction, Improvement in Sense of Smell Outcomes 74% Relative Reduction in Polyp Grade 30% Relative Reduction in Nasal Obstruction /Congestion 61% Reduction in Indication for Revision Surgery at Day 90 RESOLVE II Study Data on file, Intersect ENT.  RESOLVE II CR-00014 Rev. 1.0 January 2018

SINUVA Reduction in Polyps and Sinus Obstruction ENDOSCOPIC OUTCOMES * p-value < 0.0001 BILATERAL POLYP GRADE ETHMOID SINUS OBSTRUCTION Treatment Control Change from Baseline 0% -5% -10% -15% -20% -25% -30% Data on file, Intersect ENT.  RESOLVE II CR-00014 Rev. 1.0 January 2018. Grading by Clinical Investigators.

SINUVA

Reimbursement Basics

Coding

PRODUCT CODE

- Submissions Via Unassigned J Code (J3490)
- Seeking Product Specific J Code

PROCEDURE CODE(S)

Procedure Reimbursement via Existing CPT Procedure Codes, per Physician Work Performed

Healthcare Economics



CS Patient Costs
Per Member Per Month
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
Cost Savings
Current Environment
"New" Environment

Budget Impact Model Indicates **23-35%** Cost Savings with Use of SINUVA*

*Ernst FR, Imhoff RJ, DeConde, Manes RP. Steroid-Eluting Sinus Implant Versus Revision Surgery for Patients with Recurrent Chronic Rhinosinusitis with Nasal Polyps (CRSwNP): An Economic model. Poster presentation at 2018 International Society of Pharmacoeconomics and Outcomes Research (ISPOR) meeting.

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SINUVA

Foundation Established in 2018

PHYSICIAN & PATIENT

Positive Clinical Experience

~1200 Patients Treated

~500 Physicians

PAYOR COVERAGE

Top 6 Commercial Payors Providing Access

PRODUCT ACCESS

Established Network of SPs & SDs

Prior-Authorizations in <30 Days

Increasing Use of Buy and Bill

FIELD FORCE

~25% Salesforce Growth in '18

Expanded Reimbursement Team

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ASCEND Drug Coated Balloon Emerging Pipeline Product Conducting Clinical Study of Investigational ASCEND Mometasone Furoate Drug Coated Balloon (DCB) Designed to Improve Peripheral Sinus Patency Regulatory Path: PMA MARKET OPPORTUNITY Focus primarily on office setting of care Expands product offering to meet needs of patients with early stage disease (800k patients, $1.1B TAM) DESIGNED FOR PERIPHERAL SINUSES ASCEND STUDY 70 Patient Prospective, Randomized, Blinded, Multi-Center Trial Commenced Dec. 2018, Top-line results by end 2019 The ASCEND Drug Coated Balloon is investigational and not currently available for sale in the United States. The product is limited by federal (or United States) law to investigational use only.

Emerging Opportunity Outside the US ~540K FESS / Year ~450K FESS / Year ~250K FESS / Year OUS TO CONTRIBUTE TO LONG-TERM GROWTH Establishing Germany as European beachhead Expanding to Switzerland, Austria and England Pursuing Japan Shonin Regulatory Approval

REVENUE ($M) 2019 Outlook COMMERCIAL Leverage 2018 Salesforce Expansion Ramp SINUVA REIMBURSE-MENT Streamline Product Access Secure Product Specific J Code to Support SINUVA Long-term * Preliminary estimate based on currently available information. Has not been audited or reviewed by our independent registered public accounting firm and is subject to quarter-end closing adjustments, and actual results may differ. CLINICAL STUDIES ENCORE Results Q219 (Safety of SINUVA Repeat Use) ASCEND DCB Top-Line Results by Year-End $123M - $127M

NASDAQ: XENT